EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS



February 15, 2007



Board of Directors

Tidelands Oil & Gas Corporation



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 to be filed with the Securities and Exchange commission of our report dated April 14, 2006, with respect to the financial statements of Tidelands Oil & Gas Corporation for the year ended December 31, 2005.



Baum & Company, P.A.


                                                        /s/ Baum & Company, P.A.